UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIG	The NYSE Stock Market LLC
Warrants to receive one share of Common Stock	GIG.WS	The NYSE Stock Market LLC
Right to receive one-tenth of one share of Common Stock	GIGr	The NYSE Stock Market LLC
Units, each consisting of one share of Common Stock, one right and three-fourths of one warrant	GIG.U	The NYSE Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on June 10, 2019, GigCapital, Inc., a Delaware corporation (the “Company”) issued four non-convertible unsecured promissory notes (each, an “Extension Note” and collectively the “Extension Notes”) in the aggregate principal amount of $240,000.00, as follows: (i) $174,643.99 issued to GigAcquisitions, LLC, a Delaware limited liability company (our “Sponsor”), (ii) $43,578.25 to Cowen Investments II LLC, a Delaware limited liability company (“Cowen Investments”), (iii) $19,599.94 to Irwin Silverberg, an individual and affiliate of Cowen Investments (“Silverberg”) and (iv) $2,177.82 to Jeffrey Bernstein, an individual and affiliate of Cowen Investments (“Bernstein”, and collectively with Sponsor, Cowen Investments, and Silverberg, our “Founders”). The Founders deposited such funds into the Company’s trust account (the “Trust Account”), as described in the prospectus filed by the Company in connection with the Company’s initial public offering. The Extension Notes were issued in connection with the approval of an amendment to the Company’ Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) extending the time for the Company to complete its initial business combination to December 12, 2019 (the “Extension”), and constitutes the first monthly contribution as a loan of $240,000 to the Trust Account (the “Contribution”) as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2019.

Also as previously disclosed, on June 10, 2019, the Company issued an additional four convertible unsecured promissory notes (each, a “Working Capital Note” and collectively the “Working Capital Notes”) in the aggregate principal amount of $91,666.67, as follows: (i) $66,704.30 to our Sponsor, (ii) $16,644.47 issued to Cowen Investments, (iii) $7,486.09 to Silverberg, and (iv) $831.81 to Bernstein. The Working Capital Notes were issued to provide the Company with additional working capital during the Extension, and will not be deposited into the Trust Account. The Company issued the Working Capital Notes in consideration for loans from the payees to fund the Company’s working capital requirements. The convertible notes are convertible at the payee’s election upon the consummation of the Business Combination. Upon such election, the convertible notes will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering, except that the private placement warrants which comprise a part of the private placement units issued to Cowen Investments, Silverberg, and Bernstein, so long as they are held by Cowen Investments, Silverberg, and Bernstein, respectively, or any of their related persons under FINRA rules, will expire five years from the effective date of the Company’s registration statement, or earlier upon the Company’s liquidation.

As previously disclosed in the Company’s Current Report on Form 8-K as filed with the SEC on July 10, 2019, in connection with the second monthly Contribution on July 10, 2019, the Founders deposited an additional aggregate $240,000.00 into the Trust Account, and the Company cancelled the original Extension Notes dated June 10, 2019 and reissued each of the Extension Notes to include the aggregate of both the first and second monthly Contribution amounts for each payee. Additionally, on July 10, 2019, in connection with the second monthly Contribution and resulting Extension, an additional aggregate $64,932.77 of working capital was loaned to the Company by our Founders, and as a result the Company cancelled the original Working Capital Notes dated June 10, 2019 and reissued the Working Capital Notes to include the aggregate of both the first and second working capital loans to the Company for each payee.

In connection with the obligations to fund additional loans for the Extension, as well as to provide for the Company’s working capital needs during the Extension, the Founders on August 9, 2019 assigned to various parties these obligations. As consideration for such assumption each of the Founders offered shares of common stock that they each held in the Company. Accepting such assignment were three of the Founders and certain members of GigAcquisitions, LLC. On August 9, 2019, those three Founders loaned the Company an additional aggregate of $204,302.18, of which $102,151.09 was deposited into the Trust Account for the third monthly Contribution, and the remaining $102,151.09 will be deposited into the Trust Account for the fourth monthly Contribution in September. The Company cancelled the previously reissued Extension Notes dated July 10, 2019 to these three Founders and reissued such Extension Notes to include the aggregate of the first, second, third, and fourth monthly Contribution amounts. In addition, the Company issued new Extension Notes in the aggregate amount of $275,697.82 to those certain members of GigAcquisitions, LLC who were part of the group that assumed the obligations set forth above, of which $137,848.91 was deposited into the Trust Account (for total deposits on August 9, 2019 into the Trust Account of $240,000), and the remaining $137,848.91 will be deposited into the Trust Account for the fourth monthly Contribution in September (for a total deposit at that time into the Trust Account of $240,000). Additionally, on August 9, 2019, in connection with the third and fourth monthly Contributions and resulting Extension, an additional aggregate of $107,499.82 of working capital was loaned to the Company by three of our Founders, and as a result the Company cancelled certain of the reissued Working Capital Notes and reissued such Working Capital Notes to include the aggregate of both the first, second, and third working capital loans to the Company for each such payee. The Company also issued new Working Capital Notes in the aggregate amount of $145,068.37 to those certain members of GigAcquisitions, LLC who were part of the group that assumed the obligations set forth above

With the assumption of the obligations set forth above, and the consideration from all of the Founders of shares of common stock of the Company, and based upon which parties actually assumed these obligations and received such consideration, the net result is that GigAcquisitions, LLC transferred an aggregate of 799,600 shares of common stock of the Company to the three other Founders, GigFounders, LLC, and certain other members of GigAcquisitions, LLC.

The Extension Notes and Working Capital Notes bear no interest and are repayable in full upon the consummation of the Company’s previously announced business combination disclosed in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on February 26, 2019.

The table below sets forth the breakdown of the cancelled Extension Notes, reissued Extension Notes, cancelled Working Capital Notes, and reissued Working Capital Notes issued to each of the respective payees on August 12, 2019:

	Cancelled Extension Notes (Non-Convertible Notes)	Reissued Extension Notes (Non-Convertible Notes)	Cancelled Working Capital Notes (Convertible Notes)	Reissued Working Capital Notes (Convertible Notes)
Cowen Investments II LLC	$136,224.95	$272,450.21	$44,443.22	$116,121.96
Irwin Silverberg	$61,269.12	$122,538.22	$19,988.98	$52,227.88
Jeffrey Bernstein	$6,807.83	$13,615.65	$2,221.05	$5,803.23
Total	$204,301.90	$408,604.08	$66,653.25	$174,153.07

The reissued Extension Note and Working Capital Note for GigAcquisitions, LLC as issued on July 10, 2019 in the amounts of $275,698.10 and $89,946.19, respectively, remain outstanding.

The table below sets forth the newly issued Extension Notes and Working Capital Notes issued to each of the respective payees on August 12, 2019:

	Extension Notes (Non-Convertible Notes)	Working Capital Notes (Convertible Notes)
GigFounders, LLC	$140,579.90	$73,971.10
Thomas I. Unterberg	$54,046.65	$28,438.75
Thomas I. Unterberg & Ann H. Unterberg ttees Thomas I Unterberg Declaration of Trust u/a/d 8/7/96	$40,535.30	$21,329.09
Thomas I Unterberg ttee Emily U Satloff Family Trust u/a/d 3/25/93	$13,511.99	$7,109.81
Thomas I Unterberg ttee Ellen U Celli Family Trust u/a/d 3/22/93	$13,511.99	$7,109.81
Ann H. Unterberg	$13,511.99	$7,109.81
Total	$275,697.82	$145,068.37

The form of Extension Note and Working Capital Note were previously filed as Exhibit 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K as filed with the SEC on June 10, 2019, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 31,922 private placement units of the Company would be issued if the entire principal balance of the above-referenced reissued and new Working Capital Notes dated August 9, 2019 are converted. The warrants constituting a part of the units would be exercisable, subject to the terms and conditions of the warrant and during the exercise period as provided in the warrant agreement governing the warrants. The rights constituting a part of the units are exchangeable, subject to the terms and conditions of the rights, for common shares as provided in the right agreement governing the rights. The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the Working Capital Notes, as they were issued to sophisticated investors without a view to distribution, and were not issued through any general solicitation or advertisement.

Item 8.01	Other Events.

The disclosure set forth above in Item 2.03 of this Current Report on Form 8-K regarding the further monthly Contribution and the issuance of the Extension Notes is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Extension Promissory Note (Previously filed as Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on June 10, 2019.)

10.2	Form of Working Capital Promissory Note (Previously filed as Exhibit 10.2 to the Current Report on Form 8-K as filed with the SEC on June 10, 2019.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2019

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board